111108
etrials WORLDWIDE, INC.
RESTRICTED STOCK AGREEMENT
Pursuant to
etrials WORLDWIDE, INC.
2005 PERFORMANCE EQUITY PLAN

THIS RESTRICTED STOCK AGREEMENT, made and entered into as of the 12th day of November, 2008, by and between etrials Worldwide, Inc., a Delaware corporation (the “Corporation”), and Michael Denis Connaghan ( “Participant”).

WHEREAS, on November 10, 2008 (the "Original Grant Date"), the Board of Directors of the Corporation (the "Board") approved the sale to Participant of One Hundred Thousand (100,000) shares of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”) with the number of shares fixed on November 11, 2008, subject to execution and delivery of this Agreement; and

WHEREAS, such sale was approved by the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee"), which is composed solely of “Independent” Directors, as defined in NASDAQ Rules, and the Non-Employee Directors as defined in Rule 16b-3 of the Securities and Exchange Commission; and

WHEREAS, such sale is pursuant to the 2005 Performance Equity Plan of the Corporation (the “Plan”) (capitalized terms used herein shall have the meanings set out in the Plan unless otherwise specified in this Agreement); and

WHEREAS, this Agreement evidences such sale and is subject to the terms of the Plan.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Sale of Shares.  The Corporation hereby agrees to sell to Participant, and Participant hereby agrees to purchase, a total of One Hundred Thousand (100,000) shares of Common Stock, at the purchase price of $0.0001 per share (the “Purchase Price”), in accordance with the terms and conditions stated in this Agreement.  The shares of Common Stock sold pursuant to this Agreement are referred to below as “Shares” or "Restricted Shares" and are subject to the terms and conditions of this Agreement.  Until Shares become vested as provided in Section 3 below, the Shares are deemed to be “Restricted Shares.”  Such purchase by Participant and sale by the Corporation shall occur within ten (10) days after the date of this Agreement.

2.           Forfeiture.  Upon the occurrence of a Termination of Employment (as defined in Section 3 hereof), the Corporation shall have an immediate and automatic option (the “Repurchase Option”), without any action having to be taken on the part of Participant or the Corporation to activate the Repurchase Option, to purchase from Participant at a price per share equal to the Purchase Price (the “Option Price”) any Shares that remain unvested pursuant to Section 3 hereof on the date of Termination of Employment.  For purposes of this Agreement, all references to “Participant” shall be deemed to include Participant’s estate and successors wherever applicable.

3.           Vesting.  The Shares shall vest in sixteen (16) equal increments of 6,250 shares on the 12th day of February, May, August and November, commencing on February 12, 2009 and thereafter until November 12, 2012, with respect to an increment as specified only if a Termination of Employment has not occurred on or prior to the specified date for such increment.

For purposes of this Agreement, “Termination of Employment” shall mean termination of any consulting or employment relationship of Participant with the Corporation for any reason whatsoever other than Normal Retirement, including, without limitation, death, disability, voluntary termination, involuntary termination, dismissal with or without cause or resignation.

The provisions of Section 10 of the 2005 Performance Equity Plan shall apply to this Agreement.  Notwithstanding the foregoing, in the event Participant has an employment agreement entered into prior to the date of this Agreement that provides for earning a bonus that is payable after termination of employment, then the terms of such employment agreement shall supersede the provisions of this Agreement with respect to Termination of Employment to the extent such provisions are inconsistent.

(a)           Notwithstanding anything to the contrary contained herein, if, in the event of a Termination of Employment pursuant to Sections 4(a) (other than a Termination of Employment without cause upon any Change of Control, which shall be solely governed by Section 3(b) below), 4(d) or 4(e) of the Employment Agreement, dated November 12, 2008 between Participant and the Corporation (the "Employment Agreement"), or due to Normal Retirement, then all of Participant's Restricted Shares that remain unvested at the time of such termination shall automatically accelerate and become vested upon the effective date of the Termination of Employment.

(b)           In the event of Participant's Termination of Employment by the Corporation without cause (as cause is determined pursuant to Section 4 of the Employment Agreement) at any time upon or within six (6) months following the date of a Change of Control of the Corporation, then 50% of Participant's Restricted Shares that remain unvested at the time of such termination shall automatically accelerate and become vested upon the effective date of the Termination of Employment.

A “Change in Control” shall be deemed to have occurred if, (i) the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), and Regulation 13D thereunder) of fifty percent (50%) or more of the class of securities then subject to this Agreement is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the Act), but excluding the Corporation and any employee benefit plan sponsored or maintained by the Corporation; (ii) a capital reorganization, merger or consolidation involving the Corporation, unless (A) the transaction involves only the Corporation and one or more of the Corporation’s parent corporation and wholly-owned (excluding interests held by employees, officers and directors) subsidiaries; or (B) the shareholders who had the power to elect a majority of the board of directors of the Corporation immediately prior to the transaction have the power to elect a majority of the board of directors of the surviving entity immediately following the transaction; or (iii) the sale of all or substantially all of the assets of the Corporation to another corporation, person or business entity.

4.           Transfer of Stock, Investment Intent.  Except as otherwise provided in this Agreement, Participant shall not sell, transfer, assign, convey, pledge, encumber or in any manner dispose of the Restricted Shares, either voluntarily or involuntarily.  All stock certificates evidencing the Restricted Shares shall be restricted by a legend on each certificate in substantially the following form:

The shares of stock represented by the within certificate are subject to a repurchase right by the Issuer. The transferring or encumbrance of the shares of stock represented by the within certificate is restricted.  The terms of a Restricted Stock Agreement dated November 12, 2008, a copy of which is on file at the principal office of the Issuer, govern the repurchase rights and transfer restrictions.

The shares represented by this certificate have not been registered under the Securities Act of 1933.  These shares have been acquired for investment and not with a view to distribution or resale, and may not be mortgaged, pledge, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such act.

Participant understands that transfer of the Restricted Shares will not be made otherwise than in accordance with both of the legends set forth above and Shares, after they cease to be Restricted Shares, will not be transferred otherwise than in accordance with the second legend and that such lack of transferability means that the economic risk of the investment may be substantial.

Participant represents and warrants that Participant has received a copy of the Plan and Participant understands the Plan.  If the terms of this Agreement and the terms of the Plan conflict with one another, Participant hereby agrees that the terms of the Plan shall supersede the terms of this Agreement.

5.           Exercise of Corporation’s Repurchase Option.  The Corporation may exercise its Repurchase Option (as defined in Section 2 hereof) for unvested Restricted Shares pursuant to this Agreement by giving Participant notice of its election at any time within one hundred eighty (180) days after the latest date on which a Termination of Employment occurs.  The notice shall include a closing date, which date shall be within thirty (30) days of the date the notice is given.  The Closing shall be at the principal office of the Corporation.  Voting rights on the unvested Restricted Shares to be repurchased shall be vested in the Corporation as of the date the Corporation gives notice of its election to exercise the option.

At its election, the Corporation may pay the full amount for the Restricted Shares in cash or by check at the Closing.  Alternatively, if the Corporation at the time of purchase is prohibited from repurchasing its shares under law or any contract, the Corporation may pay the amount due by executing a promissory note for the portion of the Option Price the Corporation is prohibited from paying.  The promissory note shall provide for payment of the balance when the restriction on repurchase of its shares terminates.  The unpaid principal balance of such note shall bear interest at the prime rate of Bank of America in Charlotte, North Carolina, on the date of closing; provided, however, that the interest rate shall not be lower than the rate established by the Internal Revenue Service for the avoidance of imputed interest on such note at such time.  Accrued interest shall be paid on the date(s) payments of principal are due.  The Corporation shall have the right to prepay any portion or all of the balance due under such note at any time without penalty.  The Corporation's obligations under such promissory note shall be secured by a pledge of Shares which are repurchased.

At the Closing, Participant’s legal representative (as the case may be) shall deliver to the Corporation the stock certificate(s) evidencing the Restricted Shares to be redeemed, properly endorsed in blank with all transfer and excise taxes paid (and, where appropriate, with stamps affixed thereto); and in the event of death, Participant’s legal representative shall also deliver copies of his or her letters testamentary or authority to act on behalf of the estate and a release or tax release or tax letter from the appropriate tax authorities stating that the Restricted Shares transferred are not subject to taxes.  Participant or Participant’s representative if Participant is deceased, shall warrant that the Restricted Shares transferred are free and clear of all liens, encumbrances and claims.

6.           Transfer or Encumbrance of Shares.  The unvested Restricted Shares may not be pledged, hypothecated or otherwise encumbered or transferred during the Escrow Period (as defined below) without the prior express written consent of the Corporation, which may be withheld for any reason or without reason.

7.           Payment of Taxes, Section 83(b) Election, Section 409A  and Securities Trading Policy.

(a)           The number of Shares subject to this Agreement was determined by the closing sale price of a share of Common Stock of the Corporation on November 11, 2008 on the NASDAQ Global Market.  Such closing sale price was $1.10 per share, which the Corporation determined was the market value of each of the Shares as of that date under the terms of the Plan.  Participant acknowledges that Participant understands that Participant may either (i) concurrently with the execution of this Agreement, execute an election under Section 83(b) of the Internal Revenue Code to be taxed currently on Participant’s compensation related to receipt of the Restricted Shares within the 30-day period permitted by Section 83(b), or (ii) if Participant fails to make such 83(b) election Participant will incur tax liability when the Restricted Shares vest pursuant to Section 3 hereof.  Participant will rely on Participant's own tax advisors in deciding whether to make a Section 83(b) election.  The Corporation shall have no responsibility to reminding Participant about the due date for making a Section 83(b) election, the procedure for making such election or for advising Participant of the tax effects of making or not making a Section 83(b) election.

(b)           The Corporation shall determine the amount of federal and state withholding due with respect to Participant’s compensation from the Restricted Shares, and Participant agrees to pay the Corporation the amount of withholding due with respect to the Restricted Shares within five (5) days of the date the Corporation gives Participant notice of the amount due, time being of the essence.  No stock certificates shall be delivered on behalf of Participant until the payment of the withholding due is satisfied.  If payment of the withholding is not made within the time required, the Corporation shall have the option of declaring this Agreement and the offer to issue the Restricted Shares to Participant’s void, or the Corporation may arrange for withholding of all amounts due from Participant’s paycheck (including, without limitation, any amounts earned under a bonus earned by Participant) until Participant’s obligation is satisfied.

(c)           Notwithstanding anything in this Agreement to the contrary, the parties shall use commercially reasonable efforts to make all terms of this Agreement consistent with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), including attempting to take action at such times as shall not result in additional taxation to Participant pursuant to the provisions of such Section 409A of the Code.  However, the Corporation shall have no liability to Participant for any Section 409A liability of Participant.

(d)           The resale of the Shares by Participant is subject to restrictions under securities laws, rules and regulations and the Corporation's insider trading policies.  Participant understands that it is likely that Participant will not be able to sell any vested Shares before taxes become due by Participant.  In the event Participant is unable to sell the Shares, or in the event the resale price of the Shares is lower than the tax liability of Participant, then Participant shall have the obligation to pay taxes from other financial sources of Participant and the Corporation shall have no liability to Participant.

8.           Escrow.  As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of Participant’s shares upon exercise of the Repurchase Option, Participant agrees to deliver to and deposit with the Chief Financial Officer of the Corporation (the “Escrow Agent”), the certificate(s) representing the Restricted Shares, together with an assignment separate from certificate duly endorsed (with date and number of shares blank) in the form acceptable to the Corporation.  Said documents are to be held by the Escrow Agent.  The Escrow Agent shall deliver the Shares to Participant acting on instructions of a majority of the Board of Directors or of a Committee of the Board that is authorized to administer the Plan.  The Escrow Agent shall deliver any Shares which have vested to Participant promptly upon (and in no event more than five (5) days after) request by Participant.  “Escrow Period” shall mean the period beginning the date the Restricted Shares issued in the name of Participant and continuing to the date the restrictions on the Restricted Shares are terminated pursuant to Section 3 hereof.

9.           Rights in Restricted Stock. Subject to the provisions of this Agreement, Participant shall exercise all rights and privileges of a holder of Common Stock with respect to the Restricted Shares.

10.           Termination of Certain Rights and Obligations. The Board of Directors of the Corporation shall have the right, but not the obligation, to terminate all or any selected provisions of this Agreement for the purpose of complying with applicable laws, rule or regulations.

11.           Specific Performance.  Because of the unique character of the Restricted Shares, the parties to this Agreement agree that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced.  Should any dispute arise concerning the sale or transfer of the Restricted Shares, an injunction may be issued restraining any sale or transfer pending the determination of such controversy.  In the event of any controversy concerning the right of the Corporation to purchase, or of Participant to sell, or of the Escrow Agent to deliver, any of the Shares, such right or obligation shall be enforceable in a court of equity by a decree of specific performance.  Such remedy shall, however, be in addition to any other remedies which the parties may have

Each party agrees that in the event of any violation of this Agreement, an action may be commenced for any such preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction in the State of North Carolina or in any other court of competent jurisdiction.  Each party hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of any action in the State of North Carolina and agrees that effective service of process may be made upon such party by mail under the notice provisions contained in Section 16 hereof.

12.           No Contract of Employment.  Nothing contained in this Agreement shall be deemed to require the Corporation to continue Participant’s employment with the Corporation.  Participant shall, except as otherwise provided in Participant’s employment agreement with the Corporation, if any, at all times be an employee-at-will of the Corporation and the Corporation may discharge Participant at any time for any reason, with or without cause, and with or without severance compensation.  From time to time, the Corporation may distribute employee manuals or handbooks, and officers or other representatives of the Corporation may make written or oral statements relating to the Corporation’s policies and procedures.  Such manuals, handbooks and statements are intended only for the general compliance of employees.  No policies, procedures or statements of any nature by or on behalf of the Corporation (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Agreement.

13.           Stock Splits, etc.  In the event that, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, Participant shall, as the owner of Restricted Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock certificates, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, shall also be imprinted with a legend as provided in Section 4 hereof, and be deposited with the Escrow Agent in accordance with Section 8 hereof and all provisions of this Agreement relating to restrictions and lapse of restrictions shall be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed, and such new or additional or different shares or securities shall be deemed to be “Restricted Shares” for all purposes hereof; provided, however, that if Participant shall receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by Participant free and clear of the restrictions set forth in this Agreement.  The Option Price per share set forth in Section 2 hereof shall be equitably adjusted upon any change in the number of Restricted Shares pursuant to this Section so that the aggregate repurchase price for all Restricted Shares shall not change.

14.           Burden and Benefit; Corporation.  This Agreement shall be binding upon, and shall inure to the benefit of, the Corporation and Participant, and their respective heirs, personal and legal representatives, successors and assigns.  As used in this Section as well as in Sections 2 and 3 hereof, the term the “Corporation” shall also include any corporation which is the parent or a subsidiary of the Corporation or any corporation or entity which is an affiliate of the Corporation by virtue of common (although not identical) ownership, and for which Participant is providing services in any form during Participant’s employment with the Corporation or any such other corporation or entity.  Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Corporation and any such other corporation or entity.

15.           Entire Agreement; Authority of Committee. This Agreement, together with the Employment Agreement, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter herein.  Participant accepts the Shares in full satisfaction of any and all obligations of the Corporation to sell Shares to Participant as of the date hereof.  All determinations made by the Committee with respect to the interpretation, construction and application of any provision of this Agreement shall be final, conclusive and binding on the parties.

16.           Notices.  Any and all notices under this Agreement shall be in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first-class postage prepaid), in the case of the Corporation, to its principal executive offices to the attention of the President, and, in the case of Participant, to Participant’s address as shown on the Corporation’s records.

17.           Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflicts of laws rules or the principles of the choice of law.

18.           Modifications.  No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

19.           Terms and Conditions of Plan.  The terms and conditions included in the Plan, the receipt of a copy of which Participant hereby acknowledges by execution of this Agreement, are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, such term or provision of the Plan shall control.  Such Plan includes provisions for the forfeiture of economic benefits of grants under such Plan following termination of employment; provided, however, that the repurchase right of the Corporation in Section 5 hereof supersedes the final sentence of Section 7.2(c) of the Plan with respect to the forfeiture of Restricted Stock only.  Notwithstanding the foregoing, Employee acknowledges that he is subject to any damages or remedy provisions found herein, in the Employment Agreement or in the Plan (including, but not limited to, the damages and remedy provisions of Section 13.3(a) of the Plan), which section 6 and 7 of the Employment Agreement supersede clauses (i), (ii) and (iii) of such Section 13.3(a) for all purposes of determining the applicability of such damages and remedy provisions.

20.           Forfeiture of Economic Benefits.  If within two years after the date of any financial statements or other public disclosure by the Corporation, the Compensation Committee determines that the financial statements or other public disclosures were inaccurate or were misleading in any material respect and the Compensation Committee determines in good faith at any time during the course of investigation following discovery of the inaccuracy or omission that Participant played any material role in causing such inaccuracy or misleading omission, or that Participant was aware of such inaccuracy or omission, then Participant shall be obligated to repay to the Corporation any economic benefits obtained by Participant  under this Agreement, including the value of securities issued under this agreement or pursuant to the Option, that the Compensation Committee determines in good faith was the direct or indirect result of such material inaccuracy or omission and further provided that either before or after such date the Corporation shall have any other remedies available under applicable law and shall not be limited to the remedies provided in this Section. The determination of the Compensation Committee, if made in good faith, shall be final and binding on Participant.

21.           Covenants and Representations and Covenants of Participant.  Participant represents, warrants, covenants and agrees with the Corporation as follows:

(a)           The Shares are being received for Participant’s own account without the participation of any other person, with the intent of holding the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

(b)           Participant is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Corporation.

(c)           Participant has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for Participant to make an informed decision with respect to the investment in the Corporation represented by the Shares.

(d)           Participant is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and Participant acknowledges that Participant must continue to bear the economic risk of any investment in Shares for an indefinite period.

(e)           Participant understands and agrees that the Shares may be issued and sold to Participant without registration under any state or federal laws relating to the registration of securities and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

(f)           Shares issued to Participant will not be offered for sale, sold or transferred by Participant other than pursuant to:  (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws; (ii) an effective registration under the Securities Act of 1933, or a transaction otherwise in compliance with such Act; and (iii) evidence satisfactory to the Corporation of compliance with all applicable state and federal securities laws.  The Corporation shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

(g)           The Corporation will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by Participant without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by Participant.

(h)           Participant has not relied upon the Corporation with respect to any tax consequences related to the grant or exercise of this Option, or the disposition of Shares purchased pursuant to its exercise.  Participant acknowledges that, as a result of the grant or vesting of the Shares, Participant may incur a substantial tax liability.  Participant assumes full responsibility for all such consequences and the filing of all tax returns and elections Participant may be required or find desirable to file in connection therewith.  In the event any valuation of Shares purchased pursuant to its exercise must be made under federal or state tax laws and such valuation affects any return or election of the Corporation, Participant agrees that the Corporation may determine such value and that Participant will observe any determination so made by the Corporation in all returns and elections filed by Participant.  In the event the Corporation is required by applicable law to collect any withholding, payroll or similar taxes by reason of the grant or vesting of the Shares, Participant agrees that the Corporation may withhold such taxes from any monetary amounts otherwise payable by the Corporation to Participant and that, if such amounts are insufficient to cover the taxes required to be collected by the Corporation, Participant will pay to the Corporation such additional amounts as are required.

(i)           The agreements, representations, warranties and covenants made by Participant herein shall apply to all of the Shares issued to Participant from time to time.  Acceptance by Participant of any certificate representing Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

(j)           In the event any underwriter of securities of the Corporation requests Participant to sign any agreement restricting resale of the Shares in connection with any public offering by the Corporation, Participant agrees to sign such agreement, provided the officers of the Corporation have signed an agreement no less restrictive.  The Corporation may instruct its transfer agent not to transfer the Shares if requested by an underwriter as described above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

etrials Worldwide, Inc. By: /s/ Joseph Trepanier Print Name: Joseph Trepanier, CFO Participant: /s/ Michael Denis Connaghan Michael Denis Connaghan Address: 8633 Olive Rd Apex, NC. 27502